Exhibit 99.1
Nasdaq: MDRR medalistreit.com Financial Information Quarter Ended March 31, 2024 Salisbury Marketplace Salisbury, North Carolina Supplemental 1Q24 Exhibit 99.2

Supplemental Information | As of March 31, 2024 © 2024, All Rights Reserved 2 Click to edit Master title style 1Q24 Overview Key Highlights and Portfolio Data Medalist Diversified REIT (NASDAQ: MDRR) is a real estate investment trust that specializes in acquiring, owning, and managing value-add commercial real estate. As of March 31, 2024, our portfolio consists of 9 properties in the Southeast and 1 property in Illinois totaling approximately 782 thousand square feet. Exhibit 99.2 Net Income AFFO per Share per Share Net Lease Flex / Industrial SS NOI Growth SS NOI Growth 8.2% 40.9% Retail SS NOI Growth Adjusted EBITDA NOI $1.0M $1.9M $2.4M $3.1M Acquisitions Dispositions Core FFO per Share 0.4% Key Highlights $0.60 $0.06 $0.10 Owned Properties Portfolio Data 10 130 4 Portfolio Portfolio Occupancy WALTR Unique States Tenants 96.9% 4.3 yrs 7.4K $7.3M Average Lease SQF Annualized Base Rent 49.2% 52.7% Retail Flex / Industrial Top 10 Tenants Top 10 Tenants

Supplemental Information | As of March 31, 2024 © 2024, All Rights Reserved 3 Click to edit Master title style Current Portfolio Composition Single Tenant Net Lease (STNL) Portfolio Highlights Our strategic review led us to the decision to reposition ourselves as a REIT that focuses on Net-Leased assets. Net-leased assets offer stability and predictable income streams, making them attractive investments. On March 28, 2024, the Company completed its acquisition of the Citibank Property, a 4,350 square foot single tenant building on 0.45 acres located in Chicago, Illinois, through a wholly-owned subsidiary. Exhibit 99.2 11,043 11,264 11,489 11,719 11,953 12,192 12,436 12,685 2024 2025 2026 2027 2028 2029 2030 2031 CitiBank Contractual Monthly Rent Retail 70% Flex 28% Net Lease 2% SQUARE FEET Citibank 1 11,043 40.8% T-Mobile 1 8,750 32.3% East Coast Wings 1 7,275 26.9% Total 3 27,068 100.0% Tenants Tenant Concept Number of Leases Rent ($) % of Rent Financial Services 1 11,043 40.8% Electronics 1 8,750 32.3% Casual Dining 1 7,275 26.9% Total 3 27,068 100.0% Industry Composition Tenant Industry Number of Leases Rent ($) % of Rent Average WALTR Average Rent PSF Unique Tenants Average Lease SQF 6.0 yrs $26.30 3 4.1K

Supplemental Information | As of March 31, 2024 © 2024, All Rights Reserved 4 Click to edit Master title style Current Portfolio Composition Retail Portfolio Highlights Our retail portfolio’s tenant brands speak for themselves. Our properties attract tenants that have proven to be resistant to COVID and recessionary impacts. 12.9% of our retail portfolio’s rent is derived from Amazon resistant experiential tenants. Exhibit 99.2 Ashley Furniture Home Store 2 37,233 8.8% Food Lion 1 27,008 6.4% Citi Trends 3 25,835 6.1% Altitude Trampoline Park 1 22,500 5.3% Harbor Freight Tools 2 21,195 5.0% Hobby Lobby 1 20,833 4.9% Planet Fitness 1 15,098 3.6% Monster Mini Golf 1 14,211 3.4% Big Lots 1 12,362 2.9% KJ's Market 1 11,720 2.8% Total Top 10 14 207,996 49.2% Top 10 Tenants Tenant Concept Number of Leases Rent ($) % of Rent Specialty 13 75,606 17.9% Experiential 4 54,362 12.9% Professional Services 12 51,988 12.3% Home Furnishings 4 49,733 11.8% Grocery 2 38,728 9.2% Health & Fitness 5 33,742 8.0% Apparel 5 28,661 6.8% Sporting Goods 3 20,598 4.9% Quick Service Restaurants 3 14,466 3.4% Supercenters & Clubs 1 12,362 2.9% Casual Dining 3 11,127 2.6% Financial Services 5 10,636 2.5% Electronics 4 9,905 2.3% Dollar Stores 1 7,260 1.7% Automotive Services 1 2,704 0.6% Other 4 725 0.2% Total 70 422,603 100.0% Tenant Industry Industry Composition Number of Leases Rent ($) % of Rent Average WALTR Average Rent PSF Unique Tenants Average Lease SQF 5.1 yrs $9.44 64 8.2K

Supplemental Information | As of March 31, 2024 © 2024, All Rights Reserved 5 Click to edit Master title style Current Portfolio Composition Flex / Industrial Portfolio Highlights We invest in “workforce” or “necessity” real estate because we believe it is more stable with lower turnover and less volatile economic swings. Exhibit 99.2 Gravitopia Carolina 1 23,788 14.1% GBRS Group 1 13,138 7.8% S&ME 1 8,833 5.2% Turning Point Greenville Church 1 8,668 5.1% Bridge Church 1 6,557 3.9% First Onsite Property Restoration 1 6,143 3.6% Walder Foundation Products 1 5,924 3.5% Make it Happen Media 1 5,775 3.4% Science Applications International Corporation (SAIC) 1 5,106 3.0% TK Elevator 1 4,823 2.9% Total Top 10 10 88,754 52.7% Top 10 Tenants Tenant Concept Number of Leases Rent ($) % of Rent 27% of our rent is derived from non-retail “workforce” real estate in secondary and tertiary sunbelt markets. Retail 68% Flex 27% Net Lease 5% RENT Average WALTR Average Rent PSF Unique Tenants Average Lease SQF 2.2 yrs $9.58 43 4.9K

Supplemental Information | As of March 31, 2024 © 2024, All Rights Reserved 6 Click to edit Master title style Portfolio Diversification Our Portfolio is Concentrated in High Growth Sunbelt Markets Secondary and Tertiary market focus generates a more attractive return profile due to less competition from institutional investors. Sunbelt state focus provides growing markets where jobs and economic development are abundant. Exhibit 99.2 Lancer Center Retail Lancaster, SC 181,590 100.0% Ashley Plaza Retail Goldsboro, NC 156,012 97.9% Franklin Square Retail Gastonia, NC 134,239 98.6% Salisbury Marketplace Retail Salisbury, NC 79,732 85.2% Greenbrier Business Center Flex Chesapeake, VA 89,280 95.1% Brookfield Center Flex Greenville, SC 64,880 100.0% Parkway Flex Virginia Beach, VA 64,109 95.5% Net Lease Portfolio Net Lease Various 12,350 100.0% Total 782,192 96.9% Property Type Real Estate Assets Location Sq. Ft. Occupancy * Includes undeveloped outparcels and excludes Citibank asset in Chicago, IL.

Supplemental Information | As of March 31, 2024 © 2024, All Rights Reserved 7 Click to edit Master title style Condensed Consolidated Statements of Operations Exhibit 99.2 Three Months Ended March 31, 2024 2023 $ Change % Change Condensed Consolidated Statements of Operations Revenue Retail center property revenues $ 1,849,617 $ 1,835,373 $ 14,244 0.8% Flex center property revenues 664,067 569,297 94,770 16.6% Single tenant net lease property revenues 57,955 56,306 1,649 2.9% Total Revenue 2,571,639 2,460,976 110,663 4.5% Operating Expenses Retail center property operating expenses 428,259 512,887 (84,628) (16.5%) Flex center property operating expenses 144,673 176,737 (32,064) (18.1%) Single tenant net lease property operating expenses 7,708 7,728 (20) (0.3%) Bad debt expense 14,056 27,122 (13,066) (48.2%) Share based compensation expenses 277,500 - 277,500 – % Legal, accounting and other professional fees 393,078 525,628 (132,550) (25.2%) Corporate general and administrative expenses 296,794 117,049 179,745 153.6% Management restructuring expenses - 241,450 (241,450) (100.0%) Loss on impairment - 36,743 (36,743) (100.0%) Depreciation and amortization 1,012,476 1,156,348 (143,872) (12.4%) Total Operating Expenses 2,574,544 2,801,692 (227,148) (8.1%) Gain on disposal of investment property 2,819,502 - 2,819,502 – % Loss on extinguishment of debt 51,837 - 51,837 – % Operating Income (Loss) 2,764,760 (340,716) 3,105,476 (911.5%) Interest expense 876,748 864,052 12,696 1.5% Net Income (Loss) from Operations 1,888,012 (1,204,768) 3,092,780 (256.7%) Other income 44,889 10,830 34,059 314.5% Other expense - 39,868 (39,868) (100.0%) Net Income (Loss) 1,932,901 (1,233,806) 3,166,707 (256.7%) Less: Net income (loss) attributable to Hanover Square Property noncontrolling interests 457,184 (1,241) 458,425 (36,940.0%) Less: Net income (loss) attributable to Parkway Property noncontrolling interests 6,562 (8,367) 14,929 (178.4%) Less: Net income (loss) attributable to Operating Partnership noncontrolling interests 111,757 (2,903) 114,660 (3,949.7%) Net Income (Loss) Attributable to Medalist Common Shareholders $ 1,357,398 $ (1,221,295) $ 2,578,693 (211.1%) Earnings per common share - basic $ 0.61 $ (0.55) $ 1.16 (210.5%) Weighted-average number of shares - basic 2,233,182 2,219,803 13,379 0.6% Earnings per common share - diluted $ 0.60 $ (0.55) $ 1.15 (209.7%) Weighted-average number of shares - diluted 2,248,142 2,219,803 28,339 1.3% Dividends paid per common share $ 0.01 $ 0.08 $ (0.07) (87.5%)

Supplemental Information | As of March 31, 2024 © 2024, All Rights Reserved 8 Click to edit Master title style Funds From Operations and Adjusted Funds From Operations Exhibit 99.2 Three Months Ended March 31, 2024 2023 $ Change % Change Funds From Operations and Core Funds From Operations Net Income (Loss) $ 1,932,901 $ (1,233,806) $ 3,166,707 (256.7%) Depreciation of tangible real property assets 594,391 674,398 (80,007) (11.9%) Depreciation of tenant improvements 200,233 205,153 (4,920) (2.4%) Amortization of tenant improvement lease incentives 741 Amortization of leasing commissions 45,837 31,930 13,907 43.6% Amortization of intangible assets 172,015 244,867 (72,852) (29.8%) Gain on disposal of investment property (2,819,502) - (2,819,502) – % Loss on impairment - 36,743 (36,743) (100.0%) Loss on extinguishment of debt 51,837 - 51,837 – % Funds From Operations (FFO) Attributable to Medalist Common Shareholders $ 178,453 $ (40,715) $ 219,168 (538.3%) (Increase) Decrease in fair value of interest rate cap (35,338) 39,868 (75,206) (188.6%) Management restructuring expenses - 241,450 (241,450) (100.0%) Core Funds From Operations (FFO) Attributable to Medalist Common Shareholders $ 143,115 $ 240,603 $ (97,488) (40.5%) FFO per common share - basic $ 0.08 FFO per common share - diluted $ 0.08 Core FFO per common share - basic $ 0.06 Core FFO per common share - diluted $ 0.06 Weighted-average number of shares - basic 2,233,182 Weighted-average number of shares - diluted 2,248,142 Three Months Ended March 31, 2024 2023 $ Change % Change Adjusted Funds From Operations Funds From Operations (FFO) Attributable to Medalist Common Shareholders $ 178,453 $ (40,715) $ 219,168 (538.3%) Amortization of above market leases 15,434 27,343 (11,909) (43.6%) Amortization of below market leases (79,856) (100,361) 20,505 (20.4%) Straight line rent (1,869) (48,899) 47,030 (96.2%) Capital expenditures (226,662) (647,690) 421,028 (65.0%) (Increase) Decrease in fair value of interest rate cap (35,338) 39,868 (75,206) (188.6%) Amortization of loan issuance costs 23,767 26,990 (3,223) (11.9%) Amortization of preferred stock discount and offering costs 64,126 58,804 5,322 9.1% Share-based compensation 277,500 - 277,500 – % Bad debt expense 14,056 27,122 (13,066) (48.2%) Adjusted Funds From Operations (AFFO) Attributable to Medalist Common Shareholders $ 229,611 $ (657,538) $ 887,149 (134.9%) AFFO per common share - basic $ 0.10 AFFO per common share - diluted $ 0.10 Weighted-average number of shares - basic 2,233,182 Weighted-average number of shares - diluted 2,248,142

Supplemental Information | As of March 31, 2024 © 2024, All Rights Reserved 9 Click to edit Master title style EBITDA and Net Operating Income Exhibit 99.2 Three Months Ended March 31, 2024 2023 $ Change % Change EBITDA and Adjusted EBITDA Net Income (Loss) $ 1,932,901 $ (1,233,806) $ 3,166,707 (256.7%) Plus: Preferred dividends, including amortization of capitalized issuance costs 164,126 158,804 5,322 3.4% Plus: Interest expense, including amortization of capitalized loan issuance costs 712,622 705,248 7,374 1.0% Plus: Depreciation expense 840,461 911,481 (71,020) (7.8%) Plus: Amortization of intangible assets 172,015 244,867 (72,852) (29.8%) Less: Net amortization of above and below market leases (60,636) (69,231) 8,595 (12.4%) Less: Realized gain on disposal of investment properties (2,819,502) - (2,819,502) – % Plus: Loss on impairment - 36,743 (36,743) (100.0%) Plus: Loss on extinguishment of debt 51,837 - 51,837 – % EBITDA $ 993,824 $ 754,106 $ 239,718 31.8% (Increase) Decrease in fair value of interest rate cap (35,338) 39,868 (75,206) (188.6%) Management restructuring expenses - 241,450 (241,450) (100.0%) Adjusted EBITDA $ 958,486 $ 1,035,424 $ (76,938) (7.4%) Three Months Ended March 31, 2024 2023 $ Change % Change Net Operating Income (NOI) Net Income (Loss) $ 1,932,901 $ (1,233,806) $ 3,166,707 (256.7%) Plus: Preferred dividends, including amortization of capitalized issuance costs 164,126 158,804 5,322 3.4% Plus: Legal, accounting and other professional fees 393,078 525,628 (132,550) (25.2%) Plus: Corporate general and administrative expenses 296,794 117,049 179,745 153.6% Plus: Depreciation expense 840,461 911,481 (71,020) (7.8%) Plus: Amortization of intangible assets 172,015 244,867 (72,852) (29.8%) Less: Net amortization of above and below market leases (60,636) (69,231) 8,595 (12.4%) Plus: Interest expense, including amortization of capitalized loan issuance costs 712,622 705,248 7,374 1.0% Plus: Share based compensation expense 277,500 - 277,500 – % Plus: Loss on impairment - 36,743 (36,743) (100.0%) Plus: Loss on extinguishment of debt 51,837 - 51,837 – % Less: Other income (9,551) (10,830) 1,279 (11.8%) Less: (Increase) Decrease in fair value of interest rate cap (35,338) 39,868 (75,206) (188.6%) Plus: Management restructuring expense - 241,450 (241,450) (100.0%) Less: Realized gain on disposal of investment properties (2,819,502) - (2,819,502) – % Net Operating Income (NOI) $ 1,916,307 $ 1,667,271 $ 249,036 14.9%

Supplemental Information | As of March 31, 2024 © 2024, All Rights Reserved 10 Click to edit Master title style Non-GAAP Definitions and Explanations Investors and analysts following the real estate industry utilize certain financial measures as supplemental performance measures, including net operating income ("NOI"), earnings before interest, taxes, depreciation and amortization ("EBITDA"), Funds from operations (“FFO”) and Adjusted FFO (“AFFO”). While we believe net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (“U.S. GAAP”), is the most appropriate measure, we consider NOI, EBITDA, and FFO and AFFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. NOI provides a measure of rental operations, and does not include depreciation and amortization, interest expense and non-property specific expenses such as corporate-wide interest expense and general and administrative expenses. As used herein, we calculate the following non-U.S. GAAP measures as follows: NOI from property operations is calculated as net loss, as defined by U.S. GAAP, plus preferred dividends, legal, accounting and other professional fees, corporate general and administrative expenses, depreciation, amortization of intangible assets and liabilities, net amortization of above and below market leases, interest expense, including amortization of financing costs, share based compensation expense, loss on impairment, impairment of assets held for sale, loss (gain) on disposition of investment properties, loss on extinguishment of debt, other income and other expenses. The components of NOI consist of recurring rental and reimbursement revenue, less real estate taxes and operating expenses, such as insurance, utilities, and repairs and maintenance. EBITDA is net income, as defined by U.S. GAAP, plus preferred dividends, interest expense, including amortization of financing costs, depreciation and amortization, net amortization of acquired above and below market lease revenue, loss on impairment, impairment of assets held for sale, loss (gain) on disposition of investment properties, and loss on extinguishment of debt. Exhibit 99.2

Supplemental Information | As of March 31, 2024 © 2024, All Rights Reserved 11 Click to edit Master title style Non-GAAP Definitions and Explanations (continued) NOI and EBITDA, do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt, capital expenditures and payment of dividends and distributions. NOI and EBITDA should not be considered as substitutes for net income applicable to common stockholders (calculated in accordance with U.S. GAAP) as a measure of results of operations or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. NOI and Adjusted EBITDA, as currently calculated by us, may not be comparable to similarly titled, but variously calculated, measures of other REITs. FFO and AFFO, non-GAAP measures, are an alternative measure of operating performance, specifically as it relates to results of operations and liquidity. FFO is computed in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) in its March 1995 White Paper (as amended in November 1999, April 2002 and December 2018). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property and losses on extinguishment of debt, plus real estate related depreciation and amortization (excluding amortization of loan origination costs and above and below market leases). In addition to FFO, AFFO, excludes non-cash items such as amortization of loans and above and below market leases, unbilled rent arising from applying straight line rent revenue recognition and share-based compensation expenses. Additionally, the impact of capital expenditures, including tenant improvement and leasing commissions, net of reimbursements of such expenditures by property escrow funds, is included in the calculation of AFFO. We compute Core and Adjusted Earnings Metrics by adjusting the metric to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and/or not related to our core real estate operations. Exclusion of these items is common within the equity REIT industry, and management believes that presentation of Core and Adjusted Earnings Metrics provides investors with a metric to assist in their evaluation of our operating performance across multiple periods and in comparison to the operating performance of our peers, because it removes the effect of unusual items that are not expected to impact our operating performance on an ongoing basis. Core and Adjusted Earnings Metrics are used by management in evaluating the performance of our core business operations. Items included in calculating earnings metrics that may be excluded in calculating Core and Adjusted Earnings Metrics include items like certain transaction related gains, losses, income or expense or other non-core amounts as they occur. The Company has recorded the termination fee and other expenses associated with the Special Committee’s exploration of strategic alternatives as management restructuring expenses on its consolidated statement of operations in accordance with ASC 420-10-S99. Specifically, for the quarter ended March 31, 2024, the Company recorded $241,450 in management restructuring expenses. Exhibit 99.2

Supplemental Information | As of March 31, 2024 © 2024, All Rights Reserved 12 Click to edit Master title style Forward-Looking Statements and Risk Factors The information in this presentation should be read in conjunction with the accompanying earnings press release, as well as the Company's Annual Report on Form 10-Q and other information filed with the Securities and Exchange Commission. This presentation is not incorporated into such filings. This document is not an offer to sell or a solicitation to buy securities of Medalist Diversified REIT, Inc. Any offer or solicitation shall be made only by means of a prospectus approved for that purpose. Forward-Looking and Cautionary Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act, as amended, Section 21E of the Exchange Act, as amended, the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words and phrases such as “preliminary,” “expect,” “plan,” “will,” “estimate,” “project,” “intend,” “believe,” “guidance,” “approximately,” “anticipate,” “may,” “should,” “seek,” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate to historical matters but are meant to identify forward-looking statements. You can also identify forward-looking statements by discussions of strategy, plans or intentions of management. These forward-looking statements are subject to known and unknown risks and uncertainties that you should not rely on as predictions of future events. Forward-looking statements depend on assumptions, data and/or methods which may be incorrect or imprecise, and Medalist may not be able to realize them. Medalist does not guarantee that the events described will happen as described (or that they will happen at all). The following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: industry and global and local economic conditions; volatility and uncertainty in the financial markets, including potential fluctuations in the Consumer Price Index; Medalist's success in implementing its business strategy and its ability to identify, underwrite, finance, consummate, integrate and manage diversified acquisitions or investments; the financial performance of Medalist's retail tenants and the demand for retail space; decreased rental rates or increasing vacancy rates; Medalist's ability to diversify its tenant base; the nature and extent of future competition; increases in Medalist's costs of borrowing as a result of changes in interest rates and other factors; Medalist's ability to access debt and equity capital markets; Medalist's ability to pay down, refinance, restructure and/or extend its indebtedness as it becomes due; Medalist's ability and willingness to renew its leases upon expiration and to reposition its properties on the same or better terms upon expiration in the event such properties are not renewed by tenants or Medalist exercises its rights to replace existing tenants upon default; the impact of any financial, accounting, legal or regulatory issues or litigation that may affect Medalist or its major tenants; potential losses that may not be covered by insurance; information security and data privacy breaches; Medalist's ability to manage its expanded operations; Medalist's ability and willingness to maintain its qualification as a REIT under the Internal Revenue Code of 1986, as amended; the impact on Medalist's business and those of its tenants from epidemics, pandemics or other outbreaks of illness, disease or virus; and other risks inherent in the real estate business, including tenant defaults, potential liability relating to environmental matters, illiquidity of real estate investments and potential damages from natural disasters discussed in Medalist’s most recent filings with the Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. You are cautioned not to place undue reliance on forward-looking statements which are based on information that was available, and speak only, as of the date on which they were made. While forward looking statements reflect Medalist's good faith beliefs, they are not guarantees of future performance. Medalist expressly disclaims any responsibility to update or revise forward-looking statements whether as a result of new information, future events or otherwise, except as required by law. Exhibit 99.2

Supplemental Information | As of March 31, 2024 © 2024, All Rights Reserved 13 Click to edit Master title style Forward-Looking Statements and Risk Factors (continued) Notice Regarding Non-GAAP Financial Measures In addition to U.S. GAAP financial measures, this presentation contains and may refer to certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are at the end of this supplement if the reconciliation is not presented on the page in which the measure is published. Exhibit 99.2